SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2006

RADIOSHACK CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-5571 (Commission File Number)	75-1047710 (IRS Employer Identification No.)

Mail Stop CF3-203, 300 RadioShack Circle, Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code) (817) 415-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

_           Written communications pursuant to Rule 425 under the Securities Act

_          Soliciting material pursuant to Rule 14a-12 under the Exchange Act

_          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

_          Pre-commencement communications pursuant to Rule 13e-4(c) under the  Exchange Act

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On July 17, 2006, RadioShack Corporation (“RadioShack”) announced the resignation of David G. Barnes as Executive Vice President – Chief Financial Officer of RadioShack. Mr. Barnes will leave RadioShack after a transition period. Until Mr. Barnes’ successor is named, all finance functions will report directly to Julian C. Day, RadioShack’s Chairman of the Board and Chief Executive Officer. A copy of the press release announcing Mr. Barnes’ resignation is attached as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.

99.1	Press Release, dated July 17, 2006.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 18th day of July, 2006.

RADIOSHACK CORPORATION /s/ David S. Goldberg ------------------------------------------ David S. Goldberg Senior Vice President - General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.

99.1	Press Release, dated July 17, 2006.

Exhibit 99.1

RadioShack Corporation Announces Resignation of Chief Financial Officer David Barnes

         Barnes to Join Western Union as Executive Vice President, Finance and Strategic Development

FORT WORTH, Texas – July 17, 2006 – RadioShack Corporation announced today that Executive Vice President and Chief Financial Officer David Barnes has tendered his resignation and will leave the company after a transition period. Barnes is leaving RadioShack to join Colorado-based Western Union, a division of First Data Corporation. Until a replacement is named, all finance functions will report directly to Chairman and Chief Executive Officer Julian Day.

“This is a terrific opportunity for David,” said Julian Day, chairman and chief executive officer. “We appreciate the contributions David has made while at RadioShack. We expect a smooth and orderly transition of the finance functions.”

About RadioShack Corporation

Fort Worth, Texas-based RadioShack Corporation (NYSE: RSH) is one of the nation’ s most trusted consumer electronics specialty retailers and a growing provider of retail support services. The company operates a vast network of sales channels, including: more than 6,000 company and dealer stores; over 100 RadioShack locations in Mexico and Canada ; and nearly 800 wireless kiosks. RadioShack’ knowledgeable and helpful sales associates deliver convenient product and service solutions within minutes of where 94 percent of all Americans either live or work. For more information on RadioShack Corporation, visit www.RadioShackCorporation.com. To learn more about RadioShack products and services or to purchase items online, visit www.RadioShack.com.

Contact: James M. Grant, Senior Director Investor Relations (817) 415-7833 investor.relations@radioshack.com

Kay Jackson, Senior Director Corporate Communications (817) 415-3300 media.relations@radioshack.com